UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

28 Engelhard Drive, Suite B Monroe Township, NJ 08831 (Address of principal executive offices)	08831 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Ocean Power Technologies, Inc. (the “Company”) for the year ended April 30, 2018 (the “Annual Meeting”) was held on December 7, 2018.

At the Annual Meeting, the following proposals were voted on by the stockholders of the Company.

1)	To elect six persons to the Company’s Board of Directors;
2)	To approve an amendment to the 2015 Omnibus Incentive Plan (the “2015 Plan”) to increase the number of shares of the Company’s common stock available for grant under the 2015 Plan from 640,703 to 2,640,703 in order to ensure that adequate shares will be available under the 2015 Plan for future grants;
3)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the “Common Stock”), from 50,000,000 to 100,000,000;
4)	To consider and take action on the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019; and
5)	To vote on an advisory resolution to approve the Company’s executive officer compensation.

The results of the voting were as follows:

Six directors were elected for terms expiring on the date of the annual meeting for the year ended April 30, 2019. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	3,143,899	954,922	10,408,581
Dean J. Glover	3,521,363	577,458	10,408,581
George H. Kirby III	3,170,128	928,693	10,408,581
Steven M. Fludder	3,194,390	904,431	10,408,581
Robert K. Winters	3,294,112	804,709	10,408,581
Kristine S. Moore	3,523,662	575,159	10,408,581

The result of the vote to approve an amendment to the 2015 Plan to increase the number of shares of the Common Stock available for grant under the 2015 Plan from 640,703 to 2,640,703 in order to ensure that adequate shares will be available under the 2015 Plan for future grants was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
2,119,971	1,869,051	109,799	10,408,581

The result of the vote to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Common Stock from 50,000,000 to 100,000,000 was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
9,437,203	4,693,737	376,462	0

The result of the vote to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019 was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
12,955,865	854,330	697,207	0

The result of the vote on the advisory resolution to approve the Company’s executive officer compensation was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
2,224,821	1,772,278	101,722	10,408,581

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

*3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2018

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer